THE CHILDREN'S PLACE

LIMITED POWER OF ATTORNEY

BE IT KNOWN, that Dr. Joseph A. Alutto has made and appointed, and by these presents does make and appoint, Patricia Gray and Lenwood Ross, each of them acting individually, in their capacity as a compliance officers for The Children's Place Retail Stores, Inc., true and lawful attorney for him/her and in his/her name, place and stead, for the following specific and limited purposes only:

> To sign any and all documents required by the Securities and Exchange Commission to ensure compliance with the rules and regulations thereof by me and by The Children's Place Retail Stores, Inc. in connection with any transactions I may complete involving the stock of The Children's Place Retail Stores, Inc.

giving and granting said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set out herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2008.

Signed and delivered:

Dr. Joseph A. Alutto

THE CHILDREN'S PLACE

LIMITED POWER OF ATTORNEY

BE IT KNOWN, that Louis Lipschitz has made and appointed, and by these presents does make and appoint, Patricia Gray and Lenwood Ross, each of them acting individually, in their capacity as a compliance officers for The Children's Place Retail Stores, Inc., true and lawful attorney for him/her and in his/her name, place and stead, for the following specific and limited purposes only:

> To sign any and all documents required by the Securities and Exchange Commission to ensure compliance with the rules and regulations thereof by me and by The Children's Place Retail Stores, Inc. in connection with any transactions I may complete involving the stock of The Children's Place Retail Stores, Inc.

giving and granting said attorney full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set out herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2008.

Signed and delivered:

Louis Lipschitz